Third Quarter Earnings OCTOBER 21, 2014

AGENDA IDEX’s Outlook Q3 2014 Financial Performance Q3 2014 Segment Performance • Fluid & Metering • Health & Science • Fire & Safety / Diversified Guidance Update Q&A 1

REPLAY INFORMATION Dial toll–free: 877.660.6853 International: 201.612.7415 Conference ID: #13589617 Log on to: www.idexcorp.com 2

Cautionary Statement Under the Private Securities Litigation Reform Act This presentation and discussion will include forward-looking statements. Our actual performance may differ materially from that indicated or suggested by any such statements. There are a number of factors that could cause those differences, including those presented in our most recent annual report and other company filings with the SEC. 3

Revenue Organic: 7% increase 100 bps expansion EPS Operating Margin Free Cash Flow Organic sales growth and margin expansion delivers 13 percent EPS growth 13% increase 19% decrease IDEX Q3 Financial Performance 4 $0 $200 $400 $600 Q3 $491 $533 2013 2014 $0.00 $0.50 $1.00 Q3 $0.78 $0.88 2013 2014 15.0% 20.0% 25.0% Q3 19.8% 20.8% 2013 2014 $0 $40 $80 $120 Q3 $113 $92 2013 2014

Orders Revenue Q3 Revenue Mix: Organic 4% Acquisition 1% Fx 0% Total 5% Q3 Summary:  Solid sales growth provides confidence that our core end-markets are stable, and that we are well positioned going forward  Water Services sales growth driven by share gain from the successful introduction of new products  Agriculture market remains soft, but we are positioned to take advantage of aftermarket agriculture opportunities and growth in industrial markets  Energy and Chemical in the European and Middle East markets remains volatile, offset by strength in North America 10 bps expansion Operating Margin Organic: 1% decrease Organic: 4% increase Fluid & Metering 5 Solid revenue growth in specific end markets and regions $0 $50 $100 $150 $200 $250 Q3 $217 $220 2013 2014 $0 $50 $100 $150 $200 $250 Q3 $212 $223 2013 2014 15.0% 20.0% 25.0% 30.0% Q3 24.4% 24.5% 2013 2014

Health & Science Orders Revenue Operating Margin Q3 Revenue Mix: Organic 5% Acquisition 0% Fx 2% Total 7% Q3 Summary:  MPT sales and profit grew significantly in Q3  MPT orders declined in Q3 due to difficult prior-year comparison and project- based business  Industrial business order and sales growth driven by strength in core North American distribution markets and new market opportunities  Scientific Fluidics saw market conditions similar to Q2, but early Q4 orders are trending positive Organic: 2% decrease Organic: 5% increase 150 bps expansion 6 Organic revenue growth continues with highest operating margin since Q1 2011 $0 $50 $100 $150 $200 Q3 $174 $174 2013 2014 $0 $ 0 $100 $150 $200 Q3 $179 $191 2013 2014 10.0% 15.0% 20.0% 25.0% Q3 20.6% 22.1% 2013 2014

Orders Revenue 420 bps expansion Organic: 20% decrease Operating Margin Q3 Revenue Mix: Organic 18% Acquisition 0% Fx 1% Total 19% Q3 Summary:  Orders decreased primarily due to large Dispensing order in prior year  Band-It continues to grow orders and sales in nearly all end-markets, with a continued positive outlook for the remainder of 2014  Dispensing sales growth realized from core North American and Western European markets, with excellent profitability improvements  Rescue had solid profitability, but orders were soft from delayed municipal spending in Europe and Asia Organic: 18% increase Fire & Safety Diversified 7 Exceptional operating margin improvement from volume leverage and productivity gains $0 $50 $100 $150 Q3 $141 $114 2013 2014 $0 $50 $100 $150 Q3 $101 $120 2013 2014 15.0% 20.0% 25.0% 30.0% Q3 21.9% 26.1% 2013 2014

Q4 2014 EPS estimate range: $0.85 – $0.88 Operating margin: ~ 20% Tax rate: ~ 28.5% (assumes passage of US R&D tax credit) Fx impact: ~2% headwind FY 2014 EPS estimate range: $3.52 – $3.55 Organic revenue growth: ~ 5% – 6% Operating margin: > 20% Fx impact is immaterial Other modeling items • Tax rate: ~ 29.0% • Cap Ex: ~ $48M – $52M • Free Cash Flow will be ~120% of net income • Continued share repurchases: ~ net 2% reduction • EPS estimate excludes future acquisitions and associated costs and charges, and fourth quarter cost actions 8 Outlook: 2014 Guidance Summary

Q&A 9